SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 15, 2001


                               APHTON CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       0-19122                      95-3640931
(State or other jurisdiction (Commission File Number)         (I.R.S. Employer
      of incorporation)                                     Identification No.)



 444 Brickell Avenue, Suite 51-507, Miami, FL                        33131
   (Address of principal executive offices)                        (Zip Code)


         Registran's telephone number, including area code: 305-374-7338


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)





                      INFORMATION TO BE INCLUDED IN REPORT

Item 8.  Changes in Registrant's Fiscal Year

On March 15, 2001, Aphton Corporation made the determination to change the date the fiscal year of Aphton Corporation shall end, from January 31 to December 31, effective beginning fiscal year end December 31, 2001. Aphton's Quarterly Reports on Form 10-Q for the fiscal year ending December 31, 2001 and Aphton's Annual Report on Form 10-K for the fiscal year ending December 31, 2001 will cover the transition period resulting from this change.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
                                                Aphton Corporation

Date:  March 15, 2001                By:    /s/ Frederick W. Jacobs
                                     -------------------------------
                                      Frederick W. Jacobs, Vice President,
                                        Treasurer and Chief Accounting Officer